Exhibit 99.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Quarter Ended September 30, 2010
Sales	$139.5	$104.5	$37.9	$41.3	$(0.7)	$322.5

Depreciation and amortization	9.4	3.6	2.3	2.8	0.6	18.7
Cost of sales and selling and administative	132.7	91.6	40.2	36.8	15.2	316.5
Gain on sale or impairment of long lived assets	—	—	—	—	0.9	0.9
Other operating credits and charges, net	—	—	—	—	2.3	2.3

Total operating costs	142.1	95.2	42.5	39.6	19.0	338.4

(Loss) income from operations	(2.6)	9.3	(4.6)	1.7	(19.7)	(15.9)
Total non-operating expense					(27.7)	(27.7)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(2.6)	9.3	(4.6)	1.7	(47.4)	(43.6)

Benefit for income taxes	—	—	—	—	(16.4)	(16.4)
Equity in loss of unconsolidated affiliates	2.4	—	0.3	1.0	—	3.7

Income (loss) from continuing operations	$(5.0)	$9.3	$(4.9)	$0.7	$(31.0)	$(30.9)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(5.0)	$9.3	$(4.9)	$0.7	$(31.0)	$(30.9)
Benefit for income taxes	—	—	—	—	(16.4)	(16.4)
Interest expense, net of capitalized interest	—	—	—	—	15.3	15.3
Depreciation and amortization	9.4	3.6	2.3	2.8	0.6	18.7

EBITDA from continuing operations	$4.4	$12.9	$(2.6)	$3.5	$(31.5)	$(13.3)

Stock based compensation expense	0.2	0.2	0.1	—	1.2	1.7
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	0.9	0.9
Other than temporary asset impairment	—	—	—	—	16.9	16.9
Investment income	—	—	—	—	(4.9)	(4.9)
Other operating credits and charges, net	—	—	—	—	2.3	2.3

Adjusted EBITDA from continuing operations	$4.6	$13.1	$(2.5)	$3.5	$(15.1)	$3.6

Quarter Ended September 30, 2009

Sales	$122.6	$113.0	$47.7	$27.2	$—	$310.5

Depreciation and amortization	10.3	5.1	3.2	2.9	0.7	22.2
Cost of sales and selling and administative	116.4	91.8	50.7	23.2	17.1	299.2
Gain on sale or impairment of long lived assets	—	—	—	—	(1.2)	(1.2)
Other operating credits and charges, net	—	—	—	—	(1.6)	(1.6)

Total operating costs	126.7	96.9	53.9	26.1	15.0	318.6

(Loss) income from operations	(4.1)	16.1	(6.2)	1.1	(15.0)	(8.1)
Total non-operating expense					(12.3)	(12.3)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(4.1)	16.1	(6.2)	1.1	(27.3)	(20.4)

Benefit for income taxes	—	—	—	—	(10.5)	(10.5)
Equity in loss of unconsolidated affiliates	1.7	—	—	0.9	—	2.6

Income (loss) from continuing operations	$(5.8)	$16.1	$(6.2)	$0.2	$(16.8)	$(12.5)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(5.8)	$16.1	$(6.2)	$0.2	$(16.8)	$(12.5)
Benefit for income taxes	—	—	—	—	(10.5)	(10.5)
Interest expense, net of capitalized interest	—	—	—	—	21.0	21.0
Depreciation and amortization	10.3	5.1	3.2	2.9	0.7	22.2

EBITDA from continuing operations	$4.5	$21.2	$(3.0)	$3.1	$(5.6)	$20.2

Stock based compensation expense	0.1	0.1	0.1	—	1.2	1.5
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	(1.2)	(1.2)
Investment income	—	—	—	—	(8.0)	(8.0)
Other than temporary asset impairment	—	—	—	—	0.1	0.1
Early debt extinguishment	—	—	—	—	0.2	0.2
Other operating credits and charges, net	—	—	—	—	(1.6)	(1.6)

Adjusted EBITDA from continuing operations	$4.6	$21.3	$(2.9)	$3.1	$(14.9)	$11.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Nine months Ended September 30, 2010
Sales	$473.3	$324.5	$142.4	$130.2	$(4.2)	$1,066.2

Depreciation and amortization	28.0	14.1	9.4	8.4	1.6	61.5
Cost of sales and selling and administative	407.7	270.8	148.2	113.7	49.1	989.5
Gain on sale or impairment of long lived assets	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	2.8	2.8

Total operating costs	435.7	284.9	157.6	122.1	55.6	1,055.9

Income (loss) from operations	37.6	39.6	(15.2)	8.1	(59.8)	10.3
Total non-operating expense					(50.6)	(50.6)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	37.6	39.6	(15.2)	8.1	(110.4)	(40.3)
Benefit for income taxes	—	—	—	—	(14.0)	(14.0)
Equity in (income) loss of unconsolidated affiliates	(0.8)	—	0.6	3.7	—	3.5

Income (loss) from continuing operations	$38.4	$39.6	$(15.8)	$4.4	$(96.4)	$(29.8)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$38.4	$39.6	$(15.8)	$4.4	$(96.4)	$(29.8)
Benefit for income taxes	—	—	—	—	(14.0)	(14.0)
Interest expense, net of capitalized interest	—	—	—	—	49.8	49.8
Depreciation and amortization	28.0	14.1	9.4	8.4	1.6	61.5

EBITDA from continuing operations	$66.4	$53.7	$(6.4)	$12.8	$(59.0)	$67.5

Stock based compensation expense	0.7	0.5	0.4	—	5.4	7.0
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	2.1	2.1
Investment income	—	—	—	—	(15.1)	(15.1)
Other then temporary asset impairment	—	—	—	—	16.9	16.9
Other operating credits and charges, net	—	—	—	—	2.8	2.8

Adjusted EBITDA from continuing operations	$67.1	$54.2	$(6.0)	$12.8	$(46.9)	$81.2

Nine months Ended September 30, 2009

Sales	$292.5	$291.5	$113.5	$85.9	$—	$783.4

Depreciation and amortization	26.3	14.1	9.1	8.0	2.7	60.2
Cost of sales and selling and administative	308.3	252.6	128.1	73.7	52.7	815.4
Gain on sale or impairment of long lived assets	—	—	—	—	(2.1)	(2.1)
Other operating credits and charges, net	—	—	—	—	(7.3)	(7.3)

Total operating costs	334.6	266.7	137.2	81.7	46.0	866.2

Income (loss) from operations	(42.1)	24.8	(23.7)	4.2	(46.0)	(82.8)

Total non-operating expense					(24.5)	(24.5)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(42.1)	24.8	(23.7)	4.2	(70.5)	(107.3)

Benefit for income taxes	—	—	—	—	(45.8)	(45.8)
Equity in (income) loss of unconsolidated affiliates	6.3	—	0.3	1.9	—	8.5

Income (loss) from continuing operations	$(48.4)	$24.8	$(24.0)	$2.3	$(24.7)	$(70.0)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(48.4)	$24.8	$(24.0)	$2.3	$(24.7)	$(70.0)
Benefit for income taxes	—	—	—	—	(45.8)	(45.8)
Interest expense, net of capitalized interest	—	—	—	—	55.8	55.8
Depreciation and amortization	26.3	14.1	9.1	8.0	2.7	60.2

EBITDA from continuing operations	$(22.1)	$38.9	$(14.9)	$10.3	$(12.0)	$0.2

Stock based compensation expense	0.5	0.4	0.4	—	4.2	5.5
(Gain) loss on sale or impairment of long lived assets	—	—	—	—	(2.1)	(2.1)
Investment income	—	—	—	—	(22.4)	(22.4)
Other than temporary asset impairment	—	—	—	—	1.8	1.8
Early debt extinguishment	—	—	—	—	(0.4)	(0.4)
Other operating credits and charges, net	—	—	—	—	(7.3)	(7.3)

Adjusted EBITDA from continuing operations	$(21.6)	$39.3	$(14.5)	$10.3	$(38.2)	$(24.7)